                                                                    EXHIBIT 99.3


                             LETTER OF TRANSMITTAL
                                   TO TENDER
                    UNREGISTERED 13% SENIOR NOTES DUE 2008
                     (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                IN EXCHANGE FOR
                     REGISTERED 13% SENIOR NOTES DUE 2008
                                      OF
                             R.A.B. HOLDINGS, INC.


     UNDER THE EXCHANGE OFFER AND PROSPECTUS DATED                 , 1999

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON __________ 1999 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED BY R.A.B. HOLDINGS, INC.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                           THE CHASE MANHATTAN BANK

    By Overnight Courier:                  By Hand:                      By Registered or
  The Chase Manhattan Bank         The Chase Manhattan Bank              Certified Mail:
        Global Trust                     Global Trust                The Chase Manhattan Bank
    379 Thornall Street,             379 Thornall Street,                  Global Trust
         12th Floor                       12th Floor                   379 Thornall Street,
  Edison, New Jersey 08837         Edison, New Jersey 08837                 12th Floor
Attn: Julie Salovitch-Miller,   Attn: Julie Salovitch-Miller,        Edison, New Jersey 08837
       Vice President                   Vice President            Attn: Julie Salovitch-Miller,
  Telephone: (732) 603-2837       Telephone: (732) 603-2837               Vice President
  Facsimile: (732) 603-2818       Facsimile: (732) 603-2818         Telephone: (732) 603-2837
                                                                    Facsimile: (732) 603-2818

   (originals of all documents sent by facsimile should be sent promptly by registered or certified mail, hand delivery, or overnight delivery service.)

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         IF YOU WISH TO EXCHANGE UNREGISTERED 13% SENIOR NOTES DUE 2008 FOR AN EQUAL PRINCIPAL AMOUNT OF REGISTERED 13% SENIOR NOTES DUE 2008 IN THE EXCHANGE OFFER, YOU MUST VALIDLY TENDER (AND NOT

WITHDRAW) SUCH UNREGISTERED NOTES TO THE EXCHANGE AGENT PRIOR TO
THE EXPIRATION DATE.

                    ALL REQUIRED SIGNATURES MUST BE PROVIDED

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

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                DESCRIPTION OF NOTES TENDERED               |
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       NAME(S) AND ADDRESS(ES) OF        |                  |
   REGISTERED OWNER(S) AS THEY APPEAR    |    CERTIFICATE   |   PRINCIPAL
     ON THE UNREGISTERED 13% SENIOR      |   NUMBER(S) OF   |   AMOUNT OF
             NOTES DUE 2008              |       NOTES      |     NOTES
       (PLEASE FILL IN, IF BLANK)        |     TENDERED     |    TENDERED
------------------------------------------------------------------------------
                                         |                  |
                                         |                  |
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                                         |                  |
                                         |                  |
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                                         |                  |
                                         |                  |
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  TOTAL PRINCIPAL AMOUNT OF NOTES        |                  |
  TENDERED                               |                  |
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Ladies and Gentlemen:

         1. The undersigned hereby tenders to R.A.B. Holdings, Inc., a Delaware corporation ("Holdings"), the unregistered 13% Senior Notes due 2008 (the "Old Notes") listed above in exchange for an equivalent principal amount of registered 13% Senior Notes due 2008 (the "New Notes"), upon the terms and subject to the conditions contained in the prospectus dated ___________, 1999, receipt of which is hereby acknowledged, and in this letter of transmittal (which together constitute the "Exchange Offer").

         2. The undersigned hereby represents and warrants that it has full power and authority to tender the Old Notes described above. The undersigned will, upon request, execute and deliver any additional documents deemed by Holdings to be necessary or appropriate to complete the tender of Old Notes.

         3. The undersigned understands that the tender of the Old Notes pursuant to all of the procedures set forth in the prospectus will constitute an agreement between the undersigned and Holdings as to the terms and conditions set forth in the prospectus.

         4. The undersigned hereby represents and warrants that:

                  (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the undersigned, whether or not the undersigned is the holder of the Old Notes;

                  (ii) neither the holder nor any such other person is engaging in or intends to engage in a distribution of such New Notes;

                  (iii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes within the meaning of the Securities Act of 1933;

                  (iv) neither the undersigned nor any such other person is an "affiliate," as such term is defined under Rule 405 of the Securities Act of 1933, of Holdings, or if it is an affiliate, the undersigned or such other person will comply with the registration and prospectus delivery requirements of the Securities Act of 1933 to the extent applicable; and

                  (v) if the undersigned or such other person is a broker-dealer, the undersigned or such other person will receive New Notes for its own account in exchange for Old Notes that were acquired as the result of market-making activities or other trading activities.

         5. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act of 1933. If the undersigned is a broker-dealer and Old Notes held for its own account were not acquired as a result of market-making or other trading activities, such Old Notes cannot be exchanged pursuant to the Exchange Offer.

         6. Any obligation of the undersigned hereunder shall be binding upon the successors, assigns, executors, administrators, trustees in bankruptcy and legal and personal representatives of the undersigned.

         7. Unless otherwise indicated herein under "Special Delivery Instructions," the certificates for the New Notes will be issued in the name of the undersigned.

                         SPECIAL DELIVERY INSTRUCTIONS
                              (See Instruction 1)

         To be completed ONLY IF the New Notes are to be issued or sent to someone other than the undersigned or to the undersigned at an address other than that provided above.

(check appropriate boxes)  Mail     [    ]  Issue    [    ]   certificates to:

Name:

------------------------------------------------------------------------------
                                 (Please Print)

Address:

------------------------------------------------------------------------------


------------------------------------------------------------------------------
                              (Including Zip Code)


                      SPECIAL BROKER-DEALER INSTRUCTIONS
                                 (See Item 5)

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE TEN (10) ADDITIONAL COPIES OF THE PROSPECTUS AND TEN (10) COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

------------------------------------------------------------------------------
                                (Please Print)
Address:

------------------------------------------------------------------------------


------------------------------------------------------------------------------
                             (Including Zip Code)

                                   SIGNATURE

         To be completed by all exchanging noteholders. This section must be signed by the registered holder exactly as such holder's name appears on the Old Notes. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth such person's full title. (See Instruction 3.) Please type or print all information except for signatures.

X
------------------------------------------------------------------------------

X
------------------------------------------------------------------------------
         Signature(s) of Registered Holder(s) or Authorized Signature

Dated:
      ---------------------
Name(s):
        -------------------

Capacity:
         -------------------

Address (including zip code):
                             -------------------

Area Code and Telephone No.:
                            --------------------

              SIGNATURE GUARANTEE (IF REQUIRED BY INSTRUCTION 1)

       Certain Signatures Must be Guaranteed by an Eligible Institution


------------------------------------------------------------------------------
             (Name of Eligible Institution Guaranteeing Signatures)


------------------------------------------------------------------------------
 (Address (including zip code) and Telephone Number (including area code) of
                                    Firm)


Authorized Signature:
                     ------------------------
Printed Name:
             --------------------------------
Title:
      ---------------------------------------

Dated:
      ----------------

              PLEASE READ THE INSTRUCTIONS ON THE FOLLOWING PAGE,
               WHICH FORM A PART OF THIS LETTER OF TRANSMITTAL.

                                 INSTRUCTIONS

         1. GUARANTEE OF SIGNATURES. Unless the box entitled "Special Registration Instructions" or "Special Delivery Instructions" above has not been completed or the Old Notes described above are tendered for the account of an Eligible Institution (as defined below), signatures on this letter of transmittal must be guaranteed by an eligible guarantor institution that is a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program, the Stock Exchange Medallion Program, or by an "eligible guarantor institution" within the meaning of Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934 (an "Eligible Institution").

         2. DELIVERY OF LETTER OF TRANSMITTAL AND OLD NOTES. Except as provided below, the Old Notes, together with a properly completed and duly executed letter of transmittal (or copy thereof), should be mailed or delivered to the Exchange Agent at the address set forth on the letter of transmittal.

         THE METHOD OF DELIVERY OF OLD NOTES AND THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO HOLDINGS. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES, OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

         This letter of transmittal is to be completed either if (a) certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under "The Exchange Offers--Book-Entry Transfer" in the prospectus and an Agent's Message (as defined below) is not delivered. Certificates, or book-entry confirmation of a book-entry transfer of Old Notes into the Exchange Agent's account at The Depository Trust Company ("DTC"), as well as this letter of transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this letter of transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this letter of transmittal. The term "book-entry confirmation" means a confirmation of a book-entry transfer of Old Notes into the Exchange Agent's account at DTC. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this letter of transmittal and that Holdings may enforce this letter of transmittal against such participant.

         Holders of Old Notes whose certificates for such Old Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offers--Guaranteed Delivery Procedures" in the prospectus.

         3. SIGNATURE ON LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS. If this letter of transmittal is signed by a person other than a registered holder of any Old Notes, such Old Notes must be endorsed or accompanied by appropriate bond powers, signed by such registered holder exactly as such registered holder's name appears on such Old Notes.

         If this letter of transmittal or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Holdings, proper evidence satisfactory to Holdings of their authority to so act must be submitted with this letter of transmittal.

         4. MISCELLANEOUS. All questions as to the validity, form, eligibility (including time of receipt), acceptance, and withdrawal of tendered Old Notes will be determined by Holdings in its sole discretion, which determination will be final and binding on all parties. Holdings reserves the absolute right to reject any or all Old Notes not properly tendered or any Old Notes where their acceptance by Holdings would be unlawful in the opinion of counsel for Holdings. Holdings also reserves the right to waive any defects, irregularities, or conditions of tender as to particular Old Notes. The interpretation of the terms and conditions of the Exchange Offer (including the instructions in this letter of transmittal) by Holdings will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as Holdings shall determine. Holdings, the Exchange Agent, or any other person is not under any duty to give notification of defects in such tenders and shall not incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder thereof as soon as practicable following the Expiration Date.

                                      -2-